Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of August 4, 2011, is made by IPC THE HOSPITALIST COMPANY, INC., a Delaware corporation (the “Borrower”), each of the undersigned Subsidiaries or Affiliates of the Borrower and each of the other Subsidiaries or Affiliates of the Borrower which becomes a party hereto pursuant to Section 10.15 below (each of the foregoing, a “Grantor” and collectively, the “Grantors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION for itself and as the administrative agent on behalf of the Lenders (which for the avoidance of doubt includes the L/C Issuer) and as collateral agent for the Lender Rate Contract Counterparties and Lender Bank Product Providers (as such terms are defined in the Credit Agreement referred to below) (in such capacity, together with any successors and assigns in such capacity, the “Administrative Agent”).

RECITALS

A. Pursuant to that certain Credit Agreement, dated as of even date herewith (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender, pursuant to which the Administrative Agent and the Lenders have agreed to extend loans and other financial accommodations to the Borrower upon the terms and subject to the conditions set forth therein. In addition, certain of the Lender Parties may, from time to time, enter into Lender Rate Contracts with the Borrower or provide Lender Bank Products to the Borrower.

B. The Lender Parties’ obligations to extend loans and other financial accommodations to the Borrower under the Credit Agreement and the other Credit Documents are subject, among other conditions, to receipt by the Administrative Agent of this Security Agreement duly executed by the Grantors.

C. Each Grantor (other than the Borrower) is or shall become a party to that certain Guaranty Agreement executed in connection with the Credit Agreement. Each Grantor (other than the Borrower) has obtained and will continue to obtain working capital and loans needed for its operations and acquisitions from the Borrower, and the Borrower will obtain funds to provide and lend to the Grantors (other than the Borrower) from the Lender Parties under the Credit Agreement and the other Credit Documents. In addition, the Grantors (other than the Borrower) anticipate realizing direct and indirect benefits as the result of the availability of the aforementioned credit facilities to the Borrower and as the result of financial or business support which may be provided to the Grantors (other than the Borrower) by the Borrower.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Grantors hereby agrees with the Administrative Agent, for itself and for the benefit of the Lender Parties, as follows:

SECTION 1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

“Account” means any “account,” as such term is defined in Section 9-102(a)(2) of the UCC (or any other then applicable provision of the UCC) and, in any event, shall include, without limitation, all accounts receivable (including, without limitation, all accounts receivable owing or arising from any patient or patient-related services or in respect of any Third Party Payor Arrangement), book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Grantor (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by such Grantor or from any other transaction, whether or not the same involves the sale of goods or services by such Grantor (including, without limitation, any such obligation which may be characterized as an account or contract right under the UCC) and all of any Grantor’s rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of any Grantor’s rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller’s rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to any Grantor under all purchase orders and contracts for the sale of goods or the performance of services or both by any Grantor (whether or not yet earned by performance on the part of such Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

“Account Debtor” means any “account debtor,” as such term is defined in Section 9-102(a)(3) of the UCC (or any other then applicable provision of the UCC).

“Chattel Paper” means any “chattel paper,” as such term is defined in Section 9-102(a)(11) of the UCC (or any other then applicable provision of the UCC), including, without limitation, electronic chattel paper and tangible chattel paper and equipment leases, in each case, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

“Collateral” shall have the meaning assigned to such term in Section 2 below.

“Commercial Tort Claim” means any “commercial tort claim,” as such term is defined in Section 9-102(a)(13) of the UCC (or any other then applicable provision of the UCC).

“Commodity Account” means any “commodity account,” as such term is defined in Section 9-102(a)(14) of the UCC (or any other then applicable provision of the UCC).

“Commodity Contract” means any “commodity contract,” as such term is defined in Section 9-102(a)(15) of the UCC (or any other then applicable provision of the UCC).

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“Contracts” means all contracts, undertakings, franchise agreements, license agreements or other agreements (but excluding rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest: (i) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country; (ii) registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country; (iii) any continuations, renewals or extensions thereof; and (iv) any registrations to be issued in any pending applications.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

“Deposit Account” means any “deposit account” as such term is defined in Section 9-102(a)(29) of the UCC (or any other then applicable provision of the UCC), and should include, without limitation, any demand, time, savings passbook or like account, now or hereafter maintained by or for the benefit of any Grantor, or in which any Grantor now holds or hereafter acquires any interest, with a bank, savings and loan association, credit union or like organization (including the Administrative Agent) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

“Documents” means any “documents,” as such term is defined in Section 9-102(a)(30) of the UCC (or any other then applicable provision of the UCC), now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

“Electronic Chattel Paper” means any “electronic chattel paper” as such term is defined in Section 9-102(a)(31) of the UCC (or any other then applicable provision of the UCC).

“Equipment” means any “equipment,” as such term is defined in Section 9-102(a)(33) of the UCC (or any other then applicable provision of the UCC), now or hereafter owned or acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all machinery, equipment, fixtures, furniture, furnishings, trade fixtures, vehicles, trucks, mainframe, personal and other computers, terminals and printers and related components and accessories, all copiers, telephonic, video, electronic data-processing, data storage equipment and other equipment of any nature whatsoever, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

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“Excluded Assets” means:

(a) any lease, license, contract, property rights or agreement to which any Grantor is a party, any of its rights or interests thereunder to the extent that any applicable term therein prohibits the creation of a security interest thereon (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including any Debtor Relief Laws) or principles of equity); and

(b) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed);

provided, however, “Excluded Assets” shall not include any proceeds, products, substitutions or replacements of Excluded Assets (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Assets).

“General Intangible” means any “general intangible,” as such term is defined in Section 9-102(a)(42) of the UCC (or any other then applicable provision of the UCC) and, in any event, shall include, without limitation, all right, title and interest which any Grantor may now or hereafter have in or under any Contract, all customer lists, IPC-Link, Copyrights, Trademarks, Patents and other Intellectual Property of any kind or nature, including, without limitation, any rights to Intellectual Property, including, without limitation, under or pursuant to any License, all proprietary or confidential information, inventions (whether or not patented or patentable), interests in partnerships, joint ventures and other business associations, permits, books and records, goodwill (including, without limitation, the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License), claims in or under insurance policies, including unearned premiums, Payment Intangibles, Software, uncertificated securities, cash and other forms of money or currency, rights to sue for past, present and future infringement of Copyrights, Trademarks and Patents, rights to receive tax refunds, all agreements, obligations and liabilities owing to any Grantor and all collateral securing such agreements, obligations and liabilities, and other payments and rights of indemnification.

“Instruments” means any “instrument,” as such term is defined in Section 9-102(a)(47) of the UCC (or any other then applicable provision of the UCC), now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest, including, without limitation, all notes and all other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

“Intellectual Property” means all intellectual property of any kind or nature, including, without limitation, all Copyrights, Copyright Licenses, Trademarks, Trademark Licenses, Patents, Patent Licenses, trade secrets, mask works, source codes, customer lists, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records.

“Inventory” means any “inventory,” as such term is defined in Section 9-102(a)(48) of the UCC (or any other then applicable provision of the UCC), wherever located, now or hereafter owned or acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest, and, in any event, shall include, without limitation, all inventory, computer equipment, goods and other personal property which are held by or on behalf of any Grantor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw

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materials, work in process or materials used or consumed or to be used or consumed in any Grantor’s business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods whether or not such inventory is listed on any schedules, assignments or reports furnished to the Administrative Agent from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of any Grantor or is held by any Grantor or by others for any Grantor’s account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory of any Grantor which may be located on the premises of any Grantor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other persons.

“Investment Property” means any “investment property,” as such term is defined in Section 9-102(a)(49) of the UCC (or any other then applicable provision of the UCC), now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest, and shall include, without limitation, all Securities Accounts, Commodity Accounts and Commodity Contracts and all certificated securities (including, without limitation, those listed on Schedule I), uncertificated securities and security entitlements, as each such term is defined in the UCC.

“IPC-Link” means, collectively, any technology based management system used by any Grantor, including, but not limited to, the system referred to as IPC-Link.

“Letter-of-Credit Right” means “letter-of-credit right,” as such term is defined in Section 9-102(a)(51) of the UCC (or any other then applicable provision of the UCC).

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by or in which any Grantor now holds or hereafter acquires any interest and any renewals or extensions thereof.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

“Patents” means all of the following now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest: (a) letters patent of, or rights corresponding thereto in, the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto in, the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, continuations, continuations-in-part or extensions thereof; (c) all petty patents, divisionals, and patents of addition; and (d) all patents to issue in any such applications.

“Payment Intangible” means “payment intangible,” as such term is defined in Section 9-102(a)(61) of the UCC (or any other then applicable provision of the UCC).

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“Pledged Collateral” means, collectively, the notes, the stock, partnership interests, limited liability company interests, and all other Equity Securities of any Grantor, all certificates or other instruments representing any of the foregoing, all security entitlements of any Grantor in respect of any of the foregoing, all dividends, interest distributions, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Proceeds” means “proceeds,” as such term is defined in Section 9-102(a)(64) of the UCC (or any other then applicable provision of the UCC), and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds payable to any Grantor from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) any claim of any Grantor against third parties (i) for past, present or future infringement of any Copyright, Patent, Copyright License or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License, (e) all certificates, dividends, cash, Instruments and other property received or distributed in respect of or in exchange for any Investment Property, and (f) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Secured Obligations” shall mean and include (a) in the case of the Borrower, the Obligations (as defined in the Credit Agreement) and (b) in the case of each other Grantor, all liabilities and obligations, howsoever arising, owed by such Grantor to the Administrative Agent or any other Lender Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, in each case, pursuant to the terms of the Guaranty or any of the other Credit Documents to which such Grantor is a party, including without limitation all interest (including interest that accrues after the commencement of any bankruptcy or other insolvency proceeding by or against such Grantor, whether or not allowed or allowable), fees, charges, expenses, attorneys’ fees and accountants’ fees chargeable to and payable by such Grantor hereunder and thereunder.

“Securities Account” means “securities account,” as such term is defined in Section 8-501(a) of the UCC (or any other then applicable provision of the UCC).

“Security Agreement” means this Security Agreement and all exhibits and schedules hereto, as the same may from time to time be amended, modified, supplemented or restated.

“Software” means “software,” as such term is defined in Section 9-102(a)(75) of the UCC (or any other then applicable provision of the UCC).

“Supporting Obligation” means “supporting obligation,” as such term is defined in Section 9-102(a)(77) of the UCC (or any other then applicable provision of the UCC).

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“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

“Trademarks” means any of the following now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest: (a) any and all trademarks, trade names, corporate names, business names, trade dress, service marks, logos, designs, and other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) any reissues, extensions or renewals thereof.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the creation or attachment, perfection or priority of the Administrative Agent’s or any Lender’s security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such creation or attachment, perfection of priority and for purposes of definitions related to such provisions.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of interpretation set forth in Article I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

SECTION 2. Grant of Security Interest. Each Grantor hereby assigns, conveys, mortgages, pledges, grants, hypothecates and transfers to the Administrative Agent, for the benefit of the Lender Parties, as security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance and observance of all of the Secured Obligations of such Grantor, and in order to induce the Administrative Agent and the other Lender Parties to enter into the Credit Agreement and the other Credit Documents and to make loans and other financial accommodations available to and for the benefit of the Borrower upon the terms and subject to the conditions thereof, a security interest in and to all of such Grantor’s right, title and interest in, to and under each of the following, whether now owned or hereafter acquired by such Grantor or in which such Grantor now holds or hereafter acquires any interest (all of which being hereinafter collectively called the “Collateral”):

(a) All Accounts;

(b) All Chattel Paper;

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(c) All Commercial Tort Claims;

(d) All Contracts;

(e) All Deposit Accounts;

(f) All Documents;

(g) All Equipment;

(h) All General Intangibles;

(i) All Instruments;

(j) All Inventory;

(k) All Investment Property;

(l) All Pledged Collateral;

(m) All Letter-of-Credit Rights;

(n) All Supporting Obligations;

(o) All property of such Grantor held by the Administrative Agent or any Lender Party, or any other party for whom the Administrative Agent or any Lender Party is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to the Administrative Agent, any Lender Party or such other party, for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power;

(p) All other goods and personal property of such Grantor whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, such Grantor and wherever located; and

(q) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing;

provided, however, notwithstanding the foregoing, the Collateral shall not include any Excluded Assets.

SECTION 3. Rights of the Administrative Agent; Collection of Accounts.

(a) The Administrative Agent shall not have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the granting to the Administrative Agent of a security interest therein or the receipt by the Administrative Agent of any payment relating to any Contract pursuant hereto, nor shall the Administrative Agent be

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required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) The Administrative Agent authorizes each Grantor to collect the respective Accounts of such Grantor, provided, that the Administrative Agent may, upon the occurrence and during the continuation of any Event of Default, limit or terminate said authority at any time; provided, that the Administrative Agent shall use commercially reasonable efforts to provide reasonable written notice of the same prior to exercising such right; provided further, that the failure to provide such notice shall not affect the obligations of the Grantors of the rights and remedies of the Administrative Agent and the Lenders under the Credit Documents. If required by the Administrative Agent at any time after the occurrence and during the continuation of any Event of Default, any Proceeds, when first collected by a Grantor, received in payment of such Account or in payment for any of its Inventory or on account of any of its Contracts shall be promptly deposited by such Grantor in precisely the form received (with all necessary endorsements) in a special bank account maintained by the Administrative Agent subject to withdrawal by the Administrative Agent only, as hereinafter provided, and until so turned over shall be deemed to be held in trust by such Grantor for and as the Administrative Agent’s property, and shall not be commingled with such Grantor’s other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. Upon the occurrence and during the continuation of any Event of Default, the Administrative Agent may, in its sole discretion, apply all or a part of the funds on deposit in said special account to the principal of or interest on or both in respect of any of the Secured Obligations in accordance with the provisions of Section 7(h), below, and any part of such funds which the Administrative Agent elects not to so apply and deems not required to be held by the Administrative Agent as collateral security for the Secured Obligations shall be paid over from time to time by the Administrative Agent to the Grantors. If an Event of Default has occurred and is continuing, at the request of the Administrative Agent, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the sale and delivery of such Inventory and each Grantor shall deliver all original and other documents evidencing and relating to, the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

(c) The Administrative Agent may at any time, upon the occurrence and during the continuation of any Event of Default, without consent from any Grantor, notify Account Debtors of any Grantor, parties to the Contracts of any Grantor, obligors in respect of Instruments of any Grantor and obligors in respect of Chattel Paper of any Grantor that the Accounts and the right, title and interest of any Grantor in and under such Contracts, Instruments, and Chattel Paper have been assigned to the Administrative Agent, and that payments shall be made directly to the Administrative Agent; provided, that the Administrative Agent shall use commercially reasonable efforts to provide reasonable written notice of the same prior to exercising such right; provided further, that the failure to provide such notice shall not affect the obligations of the Grantors of the rights and remedies of the Administrative Agent and

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the Lenders under the Credit Documents. Upon the request of the Administrative Agent, each Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, in its name, or in the name of others communicate (provided such communication is made in a commercially reasonable manner) with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to the Administrative Agent’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

SECTION 4. Representations and Warranties. Each Grantor hereby represents and warrants to the Administrative Agent and the Lender Parties that:

(a) Such Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and merchantable title or rights thereto free and clear of any and all Liens, except for Permitted Liens.

(b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by such Grantor in favor of the Administrative Agent pursuant to this Security Agreement or such as relate to other Permitted Liens.

(c) The execution and delivery of this Security Agreement creates a legal and valid security interest on and in all of the Collateral in which such Grantor now has rights and all filings and other actions necessary or desirable to perfect such security interest have been duly taken. Accordingly, the Administrative Agent has a fully perfected first priority security interest in all of the Collateral in which such Grantor now has rights subject only to Permitted Liens. This Security Agreement will create a legal and valid and fully perfected first priority security interest in the Collateral in which such Grantor later acquires rights, when such Grantor acquires those rights, subject only to Permitted Liens.

(d) Each Grantor’s exact legal name is set forth on Schedule VI attached hereto or as otherwise set forth in a written notice given to the Administrative Agent pursuant to Section 5.11 below. Each Grantor was formed under the laws of jurisdiction of its formation as set forth on Schedule VI attached hereto or as otherwise set forth in a written notice given to the Administrative Agent pursuant to Section 5.11 below. Each Grantor’s chief executive office, principal place of business, and the place where each Grantor maintains records concerning the Collateral are set forth on Schedule VI attached hereto or at such other location(s) set forth in a written notice given to the Administrative Agent pursuant to this subsection (d). The Collateral, other than Deposit Accounts, Investment Property held in Securities Accounts or Commodity Accounts and Collateral in the Administrative Agent’s possession, is presently located at the location(s) set forth on Schedule VI attached hereto or at such other location(s) set forth in a written notice given to the Administrative Agent pursuant to this subsection (d). No Grantor shall change such chief executive office or principal place of business or remove or cause to be removed, except in the ordinary course of such Grantor’s business and in connection with sales, transfers and dispositions permitted under Section 5.02(c) of the Credit Agreement, the Collateral or the records concerning the Collateral from those premises without prior written notice to the Administrative Agent.

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(e) Schedule I (as supplemented from time to time by the Grantors in a supplement delivered pursuant to this subsection (e)) sets forth, as of the Closing Date and as of each date by which this subsection (e) requires any supplement to be delivered by the Grantors, all Collateral with respect to which a security interest may be perfected by the secured party’s taking possession thereof, including, without limitation, all Chattel Paper, Instruments and certificated securities. As of the Closing Date and as of each date by which this subsection (e) requires any supplement to Schedule I to be delivered by the Grantors, all action necessary to perfect such security interest in each item set forth on Schedule I (as supplemented from time to time by the Grantors in a supplement delivered pursuant to this subsection (e)), including, without limitation, the delivery to the Administrative Agent of all originals of all Chattel Paper, Instruments and certificated securities and all necessary stock powers, endorsements, assignments and other instruments of transfer, has been taken. Schedule II (as supplemented from time to time by the Grantors in a supplement delivered pursuant to this subsection (e)) sets forth, as of the Closing Date and as of each date by which this subsection (e) requires any supplement to be delivered by the Grantors, all Letter-of-Credit Rights and Commercial Torts Claims of each Grantor. The security interest of the Administrative Agent in the Collateral is prior in right and interest to all other liens, other than Permitted Liens, and is enforceable as such against creditors of and purchasers from such Grantor. Each Grantor shall supplement Schedule I and Schedule II from time to time within twenty (20) Business Days after obtaining any additional Chattel Paper, Instruments, certificated securities, Letter-of-Credit Rights or Commercial Tort Claims, as applicable.

(f) Schedule III (as supplemented from time to time by the Grantors in a supplement delivered pursuant to this subsection (f)) sets forth, as of the Closing Date and as of each date by which this subsection (f) requires any supplement to be delivered by the Grantors, the names and addresses of all financial institutions at which each Grantor maintains its Deposit Accounts and the account numbers and account names of such Deposit Accounts. Each Grantor shall supplement Schedule III from time to time within thirty (30) Business Days after opening any additional Deposit Account or closing or changing the account number or account name on any existing Deposit Account.

(g) Schedule IV (as supplemented from time to time by the Grantors in a supplement delivered pursuant to this subsection (g)) sets forth, as of the Closing Date and as of each date by which this subsection (g) requires any supplement to be delivered by the Grantors, the names and addresses of all institutions at which each Grantor maintains its Securities Accounts and the account numbers and account names of such Securities Accounts. Each Grantor shall supplement Schedule IV from time to time within thirty (30) Business Days after opening any additional Securities Account or closing or changing the account number or account name on any existing Securities Account.

(h) Schedule V (as supplemented from time to time by the Grantors in a supplement delivered pursuant to this subsection (h)) sets forth, as of the Closing Date and as of each date by which this subsection (h) requires any supplement to be delivered by the Grantors, the names and addresses of all institutions at which each Grantor maintains its

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Commodity Accounts and the account numbers and account names of such Commodity Accounts. Each Grantor shall supplement Schedule V from time to time within thirty (30) Business Days after opening any additional Commodity Account or closing or changing the account number or account name on any existing Commodity Account.

(i) All Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses which constitute Collateral, and applications and registrations owned, held or in which the Grantors otherwise have any rights which constitute Collateral are listed on Schedule VII. Within thirty (30) Business Days after the filing of any application for a Patent, Trademark or Copyright or the issuance of any Patent or registration of any Trademark or Copyright or any acquisition of any Patent, Trademark or Copyright (or application therefor) (i) the Grantors shall amend Schedule VII to reflect any additions to or deletions from this list and (ii) the Grantors shall execute and deliver to the Administrative Agent additional short form documentation in form and substance reasonably satisfactory to the Administrative Agent to be filed in the United States Copyright Office or the United States Patent and Trademark Office as the Administrative Agent may reasonably require from time to time.

(j) No Copyrights, Patents or Trademarks listed on Schedule VII which are of material value or utility to the Grantors have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting.

(k) None of the Patents, Trademarks or Copyrights has been licensed to any third party, except for Licenses issued in the ordinary course of the Grantors’ business to enable the Grantors to conduct their business.

(l) As of the Closing Date and as of each date by which Section 4(e) requires any supplement to Schedule I to be delivered by the Grantors, such Grantor has delivered to Administrative Agent all of the Equity Securities pledged to the Administrative Agent by such Grantor under Section 2 above free and clear of any adverse claim, as defined in Section 8-102(a)(1) of the UCC (or any other then applicable provision of the UCC), except for the Lien created in favor of the Administrative Agent by this Security Agreement and the other Credit Documents.

(m) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or any other Person is required for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement, except in connection with a disposition of the Investment Property as may be required by governmental rules affecting the offering and sale of securities generally.

(n) Each Grantor has delivered to the Administrative Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all stock certificates, instruments, notes, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same, in each case relating to Equity Securities and Instruments required to be pledged hereunder.

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(o) All shares of the pledged Equity Securities set forth on Schedule I (as supplemented from time to time by the Grantors in a supplement delivered pursuant to subsection (e) above) are duly authorized and validly issued, fully paid, and non-assessable. Schedule I (as supplemented from time to time by the Grantors in a supplement delivered pursuant to subsection (e) above) sets forth, as of the Closing Date and as of each date by which such subsection (e) requires any supplement to be delivered by the Grantors, sets forth a true, complete and accurate list of all shares of stock issued by each Grantor’s Subsidiaries and all other securities owned by such Grantor.

SECTION 5. Covenants. Each Grantor covenants and agrees with the Administrative Agent that from and after the date of this Security Agreement and until the Secured Obligations have been completely and finally paid in full (other than contingent indemnification obligations and Obligations in respect of Lender Rate Contracts or Lender Bank Products):

5.1 Further Assurances; Pledge of Instruments. At any time and from time to time, upon the reasonable written request of the Administrative Agent, and at the sole expense of the Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Administrative Agent may deem reasonably desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, (a) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the grant of a security interest to the Administrative Agent in any Contract held by any Grantor or in which any Grantor has any rights not heretofore assigned, (b) filing any financing statements, amendments or continuation statements under the UCC with respect to the security interests granted hereby, (c) filing or cooperating with the Administrative Agent in filing any forms or other documents required to be filed with the United States Patent and Trademark Office, the United States Copyright Office or any filings in any foreign jurisdiction or under any international treaty, required to secure or protect the Administrative Agent’s interest in the Collateral, (d) transferring Collateral to the Administrative Agent’s possession (if a security interest in such Collateral can be perfected and free from an adverse claim only by possession), (e) filing financing statements as consignor pursuant to Section 9-505 of the UCC (or any other then applicable provision of the UCC) in such jurisdictions as any Grantor maintains Inventory on consignment, (f) placing the interest of the Administrative Agent as lienholder on the certificate of title (or other evidence of ownership ) of any vehicle that constitutes Collateral owned by any Grantor or in or with respect to which any Grantor holds a beneficial interest, (g) using its commercially reasonable efforts to obtain waivers of liens from landlords and mortgagees as required pursuant to the Credit Agreement, (h) obtaining written acknowledgements from consignees, warehouse and other bailees of the prior lien of the Administrative Agent in and to the Collateral and that such third party is holding possession of the Collateral for the benefit of the Administrative Agent to the extent provided in such written acknowledgement, (i) executing supplements to this Security Agreement in form and substance reasonably satisfactory to the Administrative Agent necessary to identify and grant to the Administrative Agent a security interest in any Commercial Tort Claims acquired by such Grantor, and (j) assisting the Administrative Agent in obtaining control under the UCC with respect to any Collateral consisting of Deposit Accounts (excluding any accounts covered under the proviso in Section 5.02(p) of the Credit Agreement), Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper. Each Grantor also hereby authorizes the Administrative Agent, to the extent not prohibited by applicable law, to file any such financing statement, amendment or continuation statement (including consignment filings) without the signatures of such Grantor. If any amount payable under or in connection with any

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of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of any Grantor’s business, shall be duly endorsed in a manner satisfactory to the Administrative Agent and delivered to the Administrative Agent promptly upon any Grantor’s receipt thereof.

5.2 Maintenance of Records. Each Grantor shall keep and maintain at such Grantor’s own cost and expense accurate and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. If requested by the Administrative Agent, all Chattel Paper shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Wells Fargo Bank, National Association, as Administrative Agent, created by that certain Security Agreement, dated as of August 4, 2011, in favor of Wells Fargo Bank, National Association, as Administrative Agent, as the same may thereafter from time to time be amended, modified, supplemented or restated.”

5.3 Indemnification. In any suit, proceeding or action brought by or against the Administrative Agent or any Lender relating to any Collateral, including, without limitation, any Account, Chattel Paper, Contract, General Intangible, Instrument or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument or Document, each Grantor shall jointly and severally save, indemnify and keep the Administrative Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, except to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction to have been caused by the gross negligence, bad faith or willful misconduct of the Administrative Agent, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Administrative Agent.

5.4 Compliance With Terms of Accounts, Etc. In all material respects, each Grantor shall perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts, Documents, Instruments and Licenses and all other agreements to which it is a party or by which it is bound; provided, however, that each Grantor may suspend its performance thereunder in the event of a material breach of any such obligations by third parties.

5.5 Limitation on Liens on Collateral. No Grantor shall create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any lien on the Collateral, except the Permitted Liens. Each Grantor shall, jointly and severally, further defend the right, title and interest of the Administrative Agent in and to any of any Grantor’s rights under the Chattel Paper, Contracts, Documents, General Intangibles, Instruments and Investment Property and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

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5.6 Limitations on Modifications of Accounts, Etc. Upon the occurrence and during the continuation of any Event of Default, no Grantor shall, without the Administrative Agent’s prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper, Instruments or amounts due under any Contract or Document, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts and rebates granted in the ordinary course of such Grantor’s business.

5.7 Maintenance of Insurance. Each Grantor shall maintain, with financially sound and reputable companies, the insurance policies with coverage provisions as set forth in Section 5.01(d) of the Credit Agreement.

5.8 Taxes, Assessments, Etc. Each Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment or Inventory, except to the extent the validity thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

5.9 Limitations on Disposition. Each Grantor shall keep the Collateral separate and identifiable from other property located on the same premises as the Collateral and no Grantor shall sell, lease, license outside the ordinary course of its business, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by Section 5.02(c) of the Credit Agreement.

5.10 Further Identification of Collateral. Each Grantor shall, if so requested by the Administrative Agent, furnish to the Administrative Agent, as often as the Administrative Agent shall reasonably request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

5.11 Notices. Each Grantor shall advise the Administrative Agent promptly, in reasonable detail, of (a) any material Lien, other than Permitted Liens, attaching to or asserted against any of the Collateral, (b) any material change in the composition of the Collateral and (c) the occurrence of any other event which might have or result in a Material Adverse Effect with respect to the Collateral or on the security interest created hereunder.

5.12 Right of Inspection and Audit. Each Grantor shall permit the Administrative Agent such rights of inspection and audit as provided in the Credit Agreement. In addition, upon reasonable notice to a Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Administrative Agent and its agents and representatives shall also have the right during such Grantor’s ordinary business hours, to enter into and upon any premises of such Grantor where any of the Equipment or Inventory is located for the purpose of conducting audits and making physical verifications of such Equipment and Inventory and test verifications of the Accounts in any manner and through any medium that is reasonable and that it considers advisable, and each Grantor agrees to furnish all such assistance and information as the Administrative Agent may require in connection therewith.

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5.13 Maintenance of Facilities. Each Grantor shall maintain and protect its properties, assets and facilities, including, without limitation, its Equipment in reasonably good order and working repair and condition (taking into consideration ordinary wear and tear) and from time to time make or cause to be made all necessary and proper repairs, renewals and replacements thereto and shall competently manage and care for its property in accordance with commercially reasonable industry practices.

5.14 Continuous Perfection. No Grantor shall change its name, identity or corporate structure in any manner unless such Grantor shall have given the Administrative Agent at least fifteen (15) days’ prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Administrative Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

5.15 Intellectual Property.

(a) The Grantors shall notify the Administrative Agent promptly and not later than by the next calendar quarter if the Grantors know or have reason to know that any application or registration relating to any Copyright, Patent or Trademark may become abandoned, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, or any court) regarding the Grantors’ ownership or license of any Copyright, Patent or Trademark (or application therefor) which is material to such Grantor’s business or the right of the Grantors to register or keep and maintain the same.

(b) The Grantors shall take all commercially reasonable steps to prevent any misuse, infringement, invalidation, misappropriation, unauthorized use or abandonment of its Copyrights, Patents, Trademarks or other Intellectual Property which is material to such Grantor’s business, whether owned or licensed. The Grantors’ efforts pursuant to this Section 5.15 shall include, but not be limited to: (i) establishing commercially reasonable security measures and procedures governing access to, and use of, property protected by such Copyrights, Trademarks or Patents or of Intellectual Property owned or licensed by the Grantors or developed by any Person on behalf of the Grantors; (ii) establishing and maintaining in force any agreements with employees and consultants or any written terms of employment, as are customarily used in the Grantors’ industry for the protection of similar intellectual property; and (iii) vigorous enforcement of the Grantors’ rights in any Intellectual Property.

(c) If any Grantor shall (a) obtain rights to any new patentable inventions, any registered Copyrights or any Patents or Trademarks or (b) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Security Agreement shall automatically apply thereto. To the extent commercially reasonable and material to the operations of the business of the Grantors, each Grantor shall have the duty (i) to prosecute diligently any patent, trademark or service mark applications pending with respect to such Grantor as of the date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service

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marks, as appropriate, (iii) to preserve and maintain all rights in the Copyrights, Patents and Trademarks and (iv) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, subject to the limitations of applicable law. In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office, any Copyright with the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, which is material to such Grantor’s business, unless it promptly informs the Administrative Agent no later than the next calendar quarter and, upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent’s security interest in such Copyright, Patent or Trademark, including, without limitation, with respect to Trademarks, the goodwill of such Grantor, relating thereto or represented thereby. Any expenses incurred in connection with the Grantors’ obligations under this Section 5.15 shall be borne by the Grantors. To the extent commercially reasonable and material to the operations of the business of the Grantors, no Grantor shall abandon any right to file a patent, trademark or service mark application, or abandon any pending patent, application or any other Copyright, Patent or Trademark, without the written consent of the Administrative Agent, which consent shall not be unreasonably withheld.

(d) The Grantors shall (i) promptly make application to register any copyrightable or patentable property or trade name or trademark of the Grantors, including the most recent version of the Grantors’ existing Copyrights, if not so already registered; and (ii) take all necessary action to maintain and pursue each such application (and to obtain the relevant registration) and to maintain the registration of each of such Copyrights, Patents and Trademarks, including, without limitation, the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

(e) In the event that any Copyright, Patent or Trademark which is material to such Grantor’s business is infringed, misappropriated or diluted by a third party, the Grantors shall notify the Administrative Agent promptly after the Grantors learn thereof but not later than the next calendar quarter and shall, unless the Grantors shall reasonably determine that such Copyright, Patent or Trademark is not material, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution and take such actions as the Grantors shall reasonably deem appropriate under the circumstances to protect such Copyright, Patent or Trademark.

5.16 Authorizations with Respect to Financing Statements, etc. Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (A) as “all assets” of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including, without limitation, (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating any Collateral as as-extracted

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collateral or timber to be cut, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to promptly furnish any such information that the Administrative Agent may reasonably request. Each Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

5.17 No Reincorporation. No Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of the Administrative Agent.

5.18 Terminations and Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any amendment or termination statement with respect to any financing statement relating to any security interest granted hereunder without the prior written consent of the Administrative Agent and agrees that it will not do so without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

5.19 Pledged Collateral.

(a) Each Grantor shall deliver to the Administrative Agent all certificates or Instruments representing or evidencing any Pledged Collateral, whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time in its discretion and after an Event of Default without prior notice to any Grantor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Collateral. The Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

(b) Except as provided in Section 7, each Grantor shall be entitled to receive all cash dividends and cash distributions paid in respect of the Pledged Collateral to the extent permitted to be paid by the Credit Agreement (other than liquidating or distributing dividends or distributions) with respect to the Pledged Collateral. Any sums paid upon or in respect of any of the Pledged Collateral upon the liquidation or dissolution of any issuer of any of the Pledged Collateral, any distribution of capital made on or in respect of any of the Pledged Collateral or any property distributed upon or with respect to any of the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations of such Grantor. If any sums of money or property so paid or distributed pursuant to the immediately preceding sentence in respect of any of the Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations of such Grantor. In the

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case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees (i) to direct all distributions made in respect of such Pledged Collateral to the Administrative Agent upon the written direction of the Administrative Agent sent after the occurrence and during the continuance of an Event of Default and (ii) to comply with instructions originated by the Administrative Agent with respect to such Pledged Collateral after the occurrence and during the continuance of an Event of Default.

(c) Except as provided in Section 7 (including, without limitation, Section 7(c)), such Grantor will be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor which would (i) be inconsistent with or result in any violation of any provision of the Credit Agreement, this Security Agreement, any other Credit Document or would adversely affect the Administrative Agent’s Lien on such Pledged Collateral or its remedies with respect thereto or (ii) without prior notice to the Administrative Agent, permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

(d) No Grantor shall grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any Investment Property to any Person other than the Administrative Agent.

(e) In the case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Security Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it and consents to such pledge of such Pledged Collateral. In the case of each Grantor which is a partner in a partnership, such Grantor hereby consents to the extent required by the applicable partnership agreement (i) to the pledge by each other Grantor, pursuant to the terms hereof, of the pledged partnership interests in such partnership and (ii) to the transfer of such pledged partnership interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner in such partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor which is a member of a limited liability company, such Grantor hereby consents to the extent required by the applicable limited liability company agreement (i) to the pledge by each other Grantor, pursuant to the terms hereof, of the pledged limited liability company interests in such limited liability company and (ii) to the transfer of such pledged limited liability company interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted member of the limited liability company with all the rights, powers and duties of a member of the limited liability company in question.

(f) No Grantor shall agree to any provision in, or amendment of, a limited liability company agreement or partnership agreement that adversely affects the perfection of the security interest of the Administrative Agent in any pledged partnership interests or pledged limited liability company interests pledged by such Grantor hereunder, including electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC.

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SECTION 6. The Administrative Agent’s Appointment as Attorney-in-Fact.

(a) Subject to Section 6(b) below, each Grantor hereby irrevocably constitutes and appoints the Administrative Agent, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time at the Administrative Agent’s discretion, for the purpose of carrying out the terms of this Security Agreement, to take all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor to do the following:

(i) to ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any Collateral and, in the name of such Grantor, in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral and to file any claim or to take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such monies due under any Collateral whenever payable;

(ii) to pay or discharge any liens, including, without limitation, any tax lien, levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be for the benefit of the Administrative Agent and not any Grantor;

(iii) to (1) direct any person liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (2) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral, (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Grantors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to the Collateral, (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (5) defend any suit, action or proceeding brought against any Grantor with respect to any Collateral, (6) settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate, (7) license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark throughout the world for such term or terms, on such conditions and in such manner as the Administrative Agent shall in its discretion determine and (8) sell, transfer, pledge, make

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any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and the Grantors’ expense, at any time, or from time to time, all acts and things which the Administrative Agent may deem in its reasonable discretion necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as Grantors might do; and

(iv) to execute and deliver any and all such further instruments and documents and take such further action that are required of such Grantor by Section 5.1 above.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, the Administrative Agent agrees that, except upon the occurrence and during the continuation of an Event of Default, it shall not exercise the power of attorney, any rights granted in such power of attorney, or any rights granted to the Administrative Agent pursuant to this Section 6. Each Grantor hereby ratifies, to the extent not prohibited by applicable law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely paid and performed in full or this Security Agreement is terminated and the security interests created hereby are released.

(c) The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall have no duty as to any Collateral, including any responsibility for (i) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral or (ii) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters. Without limiting the generality of the preceding sentence, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default. Failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, agents or representatives shall be responsible to the Grantors for any act or failure to act, except for its own gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(d) Each Grantor also authorizes the Administrative Agent, at any time and from time to time upon the occurrence and during the continuation of any Event of Default, to (i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of any Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) execute, in connection with the sale of Collateral provided for in Section 7, below, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

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(e) If any Grantor fails to perform or comply with any of its agreements contained herein and the Administrative Agent, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the costs and expenses, including, without limitation, reasonable outside attorneys’ fees and costs, of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at a per annum rate equal to the Default Rate shall be payable by the Grantors to the Administrative Agent promptly following demand and shall constitute Secured Obligations secured hereby.

Each Grantor hereby ratifies all that the Administrative Agent as its attorney-in-fact shall do or cause to be done by virtue of this Security Agreement. In furtherance of the powers granted in this Section 6, each Grantor shall execute and deliver to Administrative Agent a Special Power of Attorney in the form of Attachment 1 hereto.

SECTION 7. Rights and Remedies Upon Default.

(a) If any Event of Default shall occur and be continuing, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Credit Documents and under any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under applicable law, including, without limitation, the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Administrative Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantors or any other person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent not prohibited by the UCC and other applicable law), shall have the right to collect the Proceeds from all Collateral (including, without limitation, dividends or distributions on Pledged Collateral) and may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, ship, advertise for sale or lease and sell or lease (in the manner provided for herein) the Collateral, and in connection with liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use any trademark, trade name, trade style, copyright, or process used or owned by any Grantor; (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any of the Administrative Agent’s offices or elsewhere at such prices as it may, in its reasonable discretion, deem best, for cash or on credit or for future delivery without assumption of any credit risk and (iii) exercise, to the exclusion of any Grantor (A) all voting, consent, corporate and other rights pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of

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the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of securities pledged hereunder, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine in its reasonable discretion), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. Each Grantor authorizes the Administrative Agent, on the terms set forth in this Section 7, to enter the premises where the Collateral is located, to take possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which, in the opinion of the Administrative Agent, appears to be prior or superior to its security interest. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent not prohibited by applicable law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title, which procedures shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Each Grantor further agrees, at the Administrative Agent’s reasonable request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at any Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 7(h), below, and Grantors shall remain liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-608(a)(1)(C) of the UCC (or any other then applicable provision of the UCC), need the Administrative Agent account for the surplus, if any, to the Grantors. To the maximum extent not prohibited by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent arising out of the repossession, retention or sale of the Collateral, in each case, executed in a commercially reasonable manner, except such as are determined by a final, non-appealable judgment of a court of competent jurisdiction to arise out of the gross negligence or willful misconduct of the Administrative Agent. Each Grantor agrees that the Administrative Agent need not give more than ten (10) days’ prior written notice (which notification shall be deemed given in accordance with the Credit Agreement) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Administrative Agent and the Lender Parties are entitled, and Grantors shall also be liable for attorneys’ fees or costs of any attorneys employed by the Administrative Agent to collect such deficiency.

(b) As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when the Administrative Agent shall determine to exercise its right to sell the whole or any part of such Collateral, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933, as amended (as so amended the “Act”), the Administrative Agent may, in its discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by

23

private sale in such manner and under such circumstances as the Administrative Agent may, in its reasonable discretion, deem necessary or advisable, but subject to the other requirements of this Section 7(b), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Administrative Agent may, in its reasonable discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In addition to a private sale as provided above in this Section 7(b), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then the Administrative Agent shall not be required to effect such registration or cause the same to be effected but may, in its sole discretion (subject only to applicable requirements of law), require that any sale hereunder (including, without limitation, a sale at auction) be conducted subject to such restrictions as the Administrative Agent may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(c) In order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to this Security Agreement with respect to the Pledged Collateral and to receive all dividends and other distributions which it may be entitled to receive under this Security Agreement with respect to the Pledged Collateral, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral held by such Grantor and to exercise all other rights, powers, privileges and remedies to which a holder of such Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective automatically and without the necessity of any action (including any transfer of such Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Collateral or any officer or agent thereof), in the case of each of clause (i) and (ii) of this Section 7(c), during each period of time that an Event of Default has occurred and is continuing. Each Grantor acknowledges and agrees that the irrevocable proxy granted to the Administrative Agent by such Grantor pursuant to the preceding sentence with respect to the Pledged Collateral held by such Grantor is coupled with an interest and shall be exercisable by the Administrative Agent during each period of time that an Event of Default has occurred and is continuing, regardless of the length of any such period of time. Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Security Agreement, without

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any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Collateral directly to the Administrative Agent in compliance with any such instructions.

(d) Each Grantor agrees that in any sale of any of such Collateral, whether at a foreclosure sale or otherwise, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental authority, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to any Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

(e) Each Grantor also agrees to pay all fees, costs and expenses of the Administrative Agent, including, without limitation, reasonable outside attorneys’ fees and costs, incurred in connection with the enforcement of any of its rights and remedies hereunder.

(f) Each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent not prohibited by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(g) Each Grantor agrees that a breach of any covenants contained in this Section 7 will cause irreparable injury to the Administrative Agent, that in such event the Administrative Agent would have no adequate remedy at law in respect of such breach and, as a consequence, agrees that in such event each and every covenant contained in this Section 7 shall be specifically enforceable against the Grantors, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable.

(h) The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Administrative Agent as set forth in Section 6.02 of the Credit Agreement.

(i) For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 7 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent a nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors during the existence of an Event of Default) to use, license or sublicense any of the Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which

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any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, except to the extent that such license may not be granted as a result of an exclusive license arrangement. The use of such license by the Administrative Agent shall be exercisable, at the option of the Administrative Agent, only after the occurrence and during the continuation of an Event of Default; provided that any license or sublicense entered into by the Administrative Agent with a Person other than a Lender Party in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 8. Limitation on the Administrative Agent’s Duty in Respect of Collateral. The Administrative Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under Section 9-207 of the UCC (or any other then applicable provision of the UCC).

SECTION 9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 10. Miscellaneous.

10.1 Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon the Grantors (which shall be sent care of the Borrower) or the Administrative Agent (which shall be sent care of the Administrative Agent) under this Security Agreement shall be given as provided in Section 8.01 of the Credit Agreement.

10.2 Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

10.3 Headings. The section headings and captions appearing in this Security Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Security Agreement.

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10.4 No Waiver; Cumulative Remedies.

(a) The Administrative Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder or under the Credit Agreement or the other Credit Documents, nor shall any single or partial exercise of any right or remedy hereunder or thereunder on any one or more occasions preclude the further exercise thereof or the exercise of any other right or remedy under any of the Credit Documents.

(b) The rights and remedies hereunder provided or provided under the Credit Agreement or the other Credit Documents are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or by any of the other Credit Documents.

(c) None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by each Grantor and the Administrative Agent. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

10.5 Time is of the Essence. Time is of the essence for the performance of each of the terms and provisions of this Security Agreement.

10.6 Termination of this Security Agreement. Subject to Section 9, above, this Security Agreement shall terminate upon the full, complete and final payment of the Secured Obligations and the termination of the lending commitments under the Credit Documents (except in each case other than contingent indemnification obligations and Obligations in respect of Lender Rate Contracts or Lender Bank Products).

10.7 Successors and Assigns. This Security Agreement and all obligations of the Grantors hereunder shall be binding upon the successors and assigns of the Grantors, and shall, together with the rights and remedies of the Administrative Agent hereunder, inure to the benefit of the Administrative Agent and the other Lender Parties and their respective successors and assigns, except that no Grantor may assign or transfer any of its rights or obligations hereunder unless expressly permitted by the Credit Agreement. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest created herein and granted to the Administrative Agent hereunder. Any assignment or transfer in violation of the foregoing shall be null and void.

10.8 Further Indemnification. Each Grantor, jointly and severally, agrees to pay, and to save the Administrative Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

10.9 Amendments, Etc. The Administrative Agent and each Grantor hereby acknowledge and agree that the waiver, amendment and other provisions in Section 8.04 of the Credit Agreement apply to this Security Agreement as to the Grantors and are incorporated herein as though set forth in full.

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10.10 ENTIRE AGREEMENT. THIS SECURITY AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE COMPLETE AND FINAL AGREEMENT AMONG THE GRANTORS, THE ADMINISTRATIVE AGENT AND THE LENDER PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE GRANTORS, THE ADMINISTRATIVE AGENT AND THE LENDER PARTIES.

10.11 Governing Law. This Security Agreement shall be governed by, construed and enforced in accordance with, the internal law of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York except that matters concerning the validity and perfection of a security interest shall be governed by the conflict of law rules set forth in the UCC. Each Grantor hereby consents to the application of New York civil law to the construction, interpretation and enforcement of this Security Agreement, and to the application of New York civil law to the procedural aspects of any suit, action or proceeding relating thereto, including, but not limited to, legal process, execution of judgments and other legal remedies.

10.12 Counterparts. This Security Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by facsimile, “PDF” or similar electronic format of an executed counterpart of this Security Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

10.13 Payments Free of Taxes, Etc. All payments made by the Grantors under this Security Agreement shall be made by the Grantors free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings (except as otherwise provided in the Credit Agreement). In addition, the Grantors shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by the Administrative Agent, the Grantors shall furnish evidence satisfactory to the Administrative Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

10.14 The Grantors’ Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by the Administrative Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) each Grantor shall remain liable to perform its obligations and duties in connection with the Collateral and (ii) none of the Lender Parties shall assume or be considered to have assumed any liability to perform such obligations and duties or to enforce any of the Grantors’ rights in connection with the Collateral.

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10.15 Additional Grantors. If, after the date hereof, pursuant to the terms and conditions of the Credit Agreement, any Grantor shall be required to cause any Subsidiary, or other Person to become a party hereto, such Grantor shall cause such Person to execute and deliver to the Administrative Agent a Joinder Agreement in the form of Annex I and such Person shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date and shall be deemed to have assigned, conveyed, mortgaged, pledged, granted, hypothecated and transferred to the Administrative Agent, for the benefit of the Lender Parties, the security interest described in such Joinder Agreement and Section 2 hereof.

10.16 Additional Provisions. The Administrative Agent and the Borrower hereby acknowledges and agrees that the jury trial waiver, consent to jurisdiction and other provisions in Sections 8.09 and 8.12 of the Credit Agreement apply to this Security Agreement as to such Borrower and are incorporated herein as though set forth in full. The Administrative Agent and each Grantor that is a Guarantor hereby acknowledges and agrees that the jury trial waiver, consent to jurisdiction and other provisions in Sections 4.12 and 4.13 of the Guaranty apply to this Security Agreement as to the Guarantors and are incorporated herein as though set forth in full.

[This Space Intentionally Left Blank]

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IN WITNESS WHEREOF, the Grantors and the Administrative Agent have caused this Security Agreement to be executed as of the day and year first above written.

GRANTORS:

IPC THE HOSPITALIST COMPANY, INC., a Delaware corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF ALABAMA, INC., an Alabama corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF ARIZONA, INC., an Arizona corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS, INC., a California corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF TEXAS, L.P., a California limited partnership

By:	Hospitalists, Inc., a California corporation
Its:	General Partner

By:	/s/ Adam Singer, M.D.
Name:	Adam Singer, M.D.
Title:	Chief Executive Officer

Signature Page to Security Agreement (IPC)

INPATIENT CONSULTANTS OF CALIFORNIA, INC., A CALIFORNIA PROFESSIONAL MEDICAL CORPORATION, a California professional medical corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF NEVADA, INC., A MEDICAL CORPORATION, a California professional medical corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF TENNESSEE, INC., A MEDICAL CORPORATION, a California professional medical corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF GEORGIA, INC., A MEDICAL CORPORATION, a California professional medical corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF COLORADO, P.C., a Colorado professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

Signature Page to Security Agreement (IPC)

IPC HOSPITALISTS OF COLORADO, INC., a Colorado corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF DELAWARE, INC., a Delaware corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

IPC THE HOSPITALIST MANAGEMENT COMPANY, LLC, a Delaware limited liability company

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALIST SERVICES OF FLORIDA, INC., a Florida corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF FLORIDA, INC., a Florida corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

Signature Page to Security Agreement (IPC)

HOSPITALISTS OF GEORGIA, INC.,
a Georgia corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF ILLINOIS, INC.,
an Illinois corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF ILLINOIS,
P.C., an Illinois professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF KANSAS,
P.A., a Kansas professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF KENTUCKY,
INC., a Kentucky corporation

By:	/s/ Adam Singer, M.D.
Name:	Adam Singer, M.D.
Title:	Chief Executive Officer

Signature Page to Security Agreement (IPC)

INPATIENT CONSULTANTS OF MARYLAND-
SINGER, P.C., a Maryland professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF MARYLAND, INC.,
a Maryland corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF MICHIGAN,
P.C., a Michigan professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF MICHIGAN, INC.,
a Michigan corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF TEXAS, PLLC,
a Michigan professional limited liability company

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Sole Member

Signature Page to Security Agreement (IPC)

INPATIENT CONSULTANTS OF MISSOURI,
INC., a Missouri corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF NEVADA, INC.,
a Missouri corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF MISSISSIPPI,
INC., a Mississippi corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

IPC HOSPITALISTS OF NEW ENGLAND, P.C.,
a New Hampshire professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS MANAGEMENT OF NEW HAMPSHIRE, INC.,
a New Hampshire corporation

By:	/s/ Adam Singer, M.D.
Name:	Adam Singer, M.D.
Title:	Chief Executive Officer

Signature Page to Security Agreement (IPC)

IPC HOSPITALIST PHYSICIANS OF NEW JERSEY, P.C.,
a New Jersey professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF NORTH CAROLINA, INC.,
a North Carolina corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF NORTH CAROLINA, P.C.,
a North Carolina professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF OHIO, INC.,
an Ohio corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF OHIO, INC.,
an Ohio corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

Signature Page to Security Agreement (IPC)

INPATIENT CONSULTANTS OF PENNSYLVANIA, P.C.,
a Pennsylvania professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF PENNSYLVANIA, INC.,
a Pennsylvania corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF SOUTH CAROLINA, P.C.,
a South Carolina professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF SOUTH CAROLINA, INC.,
a South Carolina corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF TENNESSEE, INC.,
a Tennessee corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

Signature Page to Security Agreement (IPC)

INPATIENT CONSULTANTS OF UTAH, INC.,
a Utah corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF WYOMING,
LLC, a Wyoming limited liability company

By:	IPC The Hospitalist Company, Inc.
a Delaware corporation
Its:	Sole Member

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

Signature Page to Security Agreement (IPC)

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By:	/s/ Seth Evenson
	Name:	Seth Evenson
	Title:	Vice President

Signature Page to Security Agreement (IPC)

ANNEX I

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of                 ,         , is delivered pursuant to Section 10.15 of the Security Agreement, dated as of August 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by IPC The Hospitalist Company, Inc., a Delaware corporation (the “Borrower”), each of the Subsidiaries or Affiliates of the Borrower party thereto (each of the foregoing, a “Grantor” and collectively, the “Grantors”), in favor of Wells Fargo Bank, National Association for itself and as Administrative Agent. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance and observance of all the Secured Obligations of the undersigned, the undersigned hereby assigns, conveys, mortgages, pledges, grants, hypothecates and transfers to the Administrative Agent, for itself and for the benefit of the Lender Parties, a security interest in and to all of the undersigned’s right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired by the undersigned or in which the undersigned now holds or hereafter acquires any interest and expressly assumes all obligations and liabilities of a Grantor thereunder. From and after the date hereof, the undersigned shall for all purposes be a party to the Security Agreement and shall have the same rights, benefits and obligations as a Grantor party thereto.

The information set forth in Annex I-A is hereby added to the information set forth in Schedules I through VI to the Security Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in the Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, the materiality qualifier shall be disregarded with respect to such representation and warranty.

This Joinder Agreement shall be governed by, construed and enforced in accordance with, the internal law of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York except that matters concerning the validity and perfection of a security interest shall be governed by the conflict of law rules set forth in the UCC. The undersigned hereby consents to the application of New York civil law to the construction, interpretation and enforcement of this Joinder Agreement, and to the application of New York civil law to the procedural aspects of any suit, action or proceeding relating thereto, including, but not limited to, legal process, execution of judgments and other legal remedies.

ANNEX I-1

This Joinder Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by facsimile, “PDF” or similar electronic format of an executed counterpart of this Joinder Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

[This Space Intentionally Left Blank]

Signature Page to Security Agreement (IPC)

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED

as of the date of this Joinder Agreement

first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Signature Page To Security Agreement (IPC )

ANNEX I-A

[New Grantor to complete as appropriate]

Signature Page to Security Agreement (IPC)

ATTACHMENT 1

TO SECURITY AGREEMENT

SPECIAL POWER OF ATTORNEY

Dated as of                     , 20

STATE OF                             )

                                         )

COUNTY OF                             )

KNOW ALL PERSONS BY THESE PRESENTS, THAT                                                      , a                          (the “Grantor”), pursuant to a Security Agreement, dated as of August 4, 2011 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), made by IPC The Hospitalist Company, Inc., a Delaware corporation (the “Borrower”) and each of the Subsidiaries or Affiliates of the Borrower party thereto from time to time in favor of Wells Fargo Bank, National Association, as Administrative Agent, hereby appoints and constitutes the Administrative Agent its true and lawful attorney in fact, with full power of substitution, and with full power and authority to perform the following acts on behalf of the Grantor:

1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to any letters patent of the United States, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to any trademarks, trade names, trade styles and service marks and all related goodwill, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to any copyrights, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

4. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to any mask works, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

5. For the purpose of evidencing and perfecting the Administrative Agent’s interest in any patent, trademark, copyright or mask work not previously assigned to the Administrative Agent as security, or in any patent, trademark, copyright or mask work, which the Grantor may acquire from a third party, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

6. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as the Administrative Agent may in its sole discretion determine.

[This Space Intentionally Left Blank]

This power of attorney is made pursuant to the Security Agreement and takes effect solely for the purposes thereof and is subject to the terms and conditions thereof (including without limitation, the first sentence of Section 6(b) thereof) and may not be revoked until termination of the Security Agreement as provided therein.

[Name of Grantor]

By:
Name:
Title:

[ATTACH APPROPRIATE NOTARIAL ACKNOWLEDGMENT]

SCHEDULE I

COLLATERAL FOR PERFECTION BY POSSESSION

Issuer	Certificate #	Number of Shares	Stockholder	Date of Issuance

INTERCOMPANY NOTES

Lender	Borrower	Date	Total Loan Amount	Loan Balance

SCHEDULE II.

Letter-of-Credit Rights and Commercial Tort Claims

NONE

Schedule III - Deposit Accounts

IPC THE HOSPITALIST COMPANY, INC.

Company	Account No.	Acct Type	Bank	Lockbox #	Lockbox/Bank Address	Bank Account Name

Schedule IV - Securities Account

IPC THE HOSPITALIST COMPANY, INC.

Company	Account No.	Acct Type	Bank	Bank Address	Bank Account Name

SCHEDULE V.

COMMODITY ACCOUNTS

NONE

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SCHEDULE VI. (a) TO WELLS FARGO SECURITY AGREEMENT

LEGAL NAME; JURISDICTION OF FORMATION; BOOKS AND RECORDS

THE BOOKS AND RECORDS OF THE FOLLOWING COMPANIES ARE LOCATED AT 4605 LANKERSHIM BOULEVARD, SUITE 617, NORTH HOLLYWOOD, CALIFORNIA 91602

No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
1.	InPatient Consultants of Alabama, Inc. No statutory provision for fictitious names 20-1216506	AL	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	100	AL 5/13/04

2.	Hospitalists of Arizona, Inc. dba Hospitalists of Arizona 91-1822851	AZ	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	1,000	AZ 4/2/97

3.	Hospitalists, Inc. dba Hospitalists of California, Inc. 95-4638025	CA	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor	IPC The Hospitalist Company, Inc.	1,000	CA 3/12/97

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1

No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
4.	InPatient Consultants of California, Inc., a California Professional Medical Corporation dba InPatient Physicians of California, A Medical Group, Inc. dba IPC of California, Inc. 95-4715965	CA (professional)	Adam Singer, MD, President & CEO, Treasurer & CFO Devra Shapiro, Secretary Fernando Sarria, Corporate Controller	Adam Singer, MD	Adam Singer, MD	100	CA 12/2/98

5.	InPatient Consultants of Nevada, Inc., a Medical Corporation dba IPC of Nevada, Inc. 20-1026537	CA (domicile) (professional) NV	Adam Singer, MD, President & CEO, Treasurer & CFO Devra Shapiro, Secretary Fernando Sarria, Corporate Controller	Adam Singer, MD	InPatient Consultants of California, Inc., a California Professional Medical Corporation	100	CA 3/23/04 NV 3/31/04

6.	InPatient Consultants of Tennessee, Inc., a Medical Corporation dba IPC of Tennessee, Inc. in CA, TN and VA dba InPatient Consultants of Virginia in VA 20-1217521	CA (domicile) (professional) TN VA	Adam Singer, MD, President & CEO, Treasurer & CFO Devra Shapiro, Secretary Fernando Sarria, Corporate Controller	Adam Singer, MD	InPatient Consultants of California, Inc., a California Professional Medical Corporation	100	CA 6/3/04 TN 6/8/04 VA 7/18/08

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
7.	InPatient Consultants of Georgia, Inc., a Medical Corporation dba IPC of Georgia, Inc. 20-1216418	CA (domicile) (professional) GA	Adam Singer, MD, President & CEO, Treasurer & CFO Devra Shapiro, Secretary Fernando Sarria, Corporate Controller	Adam Singer, MD	InPatient Consultants of California, Inc., a California Professional Medical Corporation	100	CA 6/3/04 GA 6/8/04

8.	Hospitalists of Texas, L.P. No dba’s 95-4724253	CA (domicile) OK TX	N/A Actions approved by General Partner	N/A	Hospitalists, Inc., General Partner Hospitalists of Arizona, Inc., Limited Partner		CA 1/17/99 OK 7/9/04 TX 2/22/99

9.	InPatient Consultants of Colorado, P.C. dba IPC of Colorado, Inc. 95-4806004	CO (professional)	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	Adam Singer, MD	1	CO 5/25/00

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
10.	IPC Hospitalists of Colorado, Inc. No dba’s 95-4806005	CO	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	1	CO 5/25/00

11.

IPC The Hospitalist Company, Inc. (parent)

dba InPatient Consultants Management, Inc. in CA and FL

dba InPatient Consultants Management in DE (State does not allow corporate ending on dba’s)

95-4562058

		DE (domicile) CA FL

Adam Singer, M.D., Chairman, CEO & Chief Medical Officer*

R. Jeffrey Taylor, President & COO*

Devra Shapiro, Secretary & CFO*

Richard G. Russell, Executive Vice President and Chief Development Officer*

Fernando Sarria, Chief Accounting Officer, Vice President-Finance & Corporate Controller*

__________

*  Executive officers and as officers for purposes of Section 16 of the 1934 Act

				Adam Singer, MD Mark J. Brooks Thomas P. Cooper, MD Francesco Federico, MD Woodrin Grossman C. Thomas Smith R. Jeffrey Taylor Chuck Timpe			DE 1/26/98 CA 2/14/98 FL 2/16/04

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
12.	InPatient Consultants of Delaware, Inc. dba IPC of Delaware 20-8545882	DE	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	100	DE 2/27/07

13.	IPC The Hospitalist Management Company, LLC No dba’s 26-3937733	DE (domicile) KS MO NJ	Single-member llc with elected officers: Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	N/A	IPC The Hospitalist Company, Inc.		DE 12/23/08 KS 10/7/2010 MO 10/7/2010 NJ 12/31/08

14.	InPatient Consultants of Florida, Inc. dba IPC of Florida dba IPC of Florida, Inc. 20-1419272	FL	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	1,000	FL 7/20/04

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
15.	Hospitalist Services of Florida, Inc. No dba’s 26-2742983	FL	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	InPatient Consultants of Florida, Inc.	1,000	FL 6/3/08

16.	Hospitalists of Georgia, Inc. No dba’s 20-1217493	GA	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	100	GA 5/13/04

17.	Hospitalists of Illinois, Inc. No dba’s 36-4270404	IL	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor	IPC The Hospitalist Company, Inc.	100	IL 1/12/99

18.	InPatient Consultants of Illinois, P.C. dba IPC of Illinois dba IPC of Illinois, P.C. Registered as InPatient Consultants of Illinois PC dba IPC of Illinois with IL Division of Professional Regulation 36-4270411	IL (professional service)	Adam Singer, MD, President & CEO, Secretary & Treasurer	Adam Singer, MD	Adam Singer, MD	100	IL 1/12/99

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
19.	InPatient Consultants of Kansas, P.A. No dba’s filed to date 27-4185968	KS (professional) MO NOTE: This company will do business in MO as InPatient Consultants of Kansas, P.C.	Adam Singer, MD President, CEO, Treasurer & CFO R. Jeffrey Taylor, Secretary Devra Shapiro, Assistant Secretary	Adam Singer, MD	Adam Singer, MD	1,000	KS 12/10/2010 MO 12/14/2010

20.	InPatient Consultants of Kentucky, Inc. dba IPC of Kentucky, Inc. 20-1217467	KY	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	100	KY 5/11/04

21.	InPatient Consultants of Maryland-Singer, P.C. dba IPC of Maryland dba InPatient Consultants of Maryland 26-0223223	MD (professional)	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD	Adam Singer, MD	100	MD 4/25/07

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
22.	Hospitalists of Maryland, Inc. No dba’s 26-0223101	MD	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	100	MD 4/25/07

23.	InPatient Consultants of Michigan, P.C. dba IPC of Michigan, P.C. 20-3118520	MI (professional)	Adam Singer, MD, President, & CEO Secretary & Treasurer & CFO	Adam Singer, MD	Adam Singer, MD	100	MI 5/17/05

24.	Hospitalists of Michigan, Inc. No dba’s 20-3118512	MI	Adam Singer, MD, President, CEO & Secretary Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD	IPC The Hospitalist Company, Inc.	1,000	MI 5/17/05

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
25.

InPatient Consultants of Texas, PLLC

Trade Names in TX:

TIPS

Texas Inpatient Services

IPC of Texas

Fictitious Name in OK:

InPatient Consultants of Texas, PLLC dba IPC of Oklahoma, LLC

This is the correct name to use for legal documents.

Trade Names in OK:

IPC of Oklahoma

InPatient Consultants of Oklahoma

38-3452013

		MI (domicile) (domestic professional llc) TX OK	N/A – Actions approved by Adam Singer, MD, Sole Member	N/A	Adam Singer, MD, Sole Member		MI 1/27/99 TX 2/23/99 OK 12/2/03

26.	InPatient Consultants of Missouri, Inc. dba IPC of Missouri 43-1744715	MO	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor	IPC The Hospitalist Company, Inc.	1,000	MO 5/3/96

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
27.	Hospitalists of Nevada, Inc. No dba’s 20-1102679	MO (domicile) NV	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	1,000	MO 4/1/04 NV 4/14/04

28.	InPatient Consultants of Mississippi, Inc. No dba’s 20-1217626	MS	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.		MS 5/10/04

29.	IPC Hospitalists of New England, P.C. dba IPC Hospitalists of New Hampshire in NH dba IPC of Connecticut in CT No dba’s in MA dba IPC of Rhode Island in RI 42-1741592	NH (domicile) (professional) CT MA RI	Adam Singer, MD, President & CEO Devra Shapiro, Secretary & Treasurer Fernando Sarria, Corporate Controller	Adam Singer, MD	Adam Singer, MD	1,000	NH 9/26/07 CT 12/12/07 MA 11/6/07 RI 7/24/09

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
30.	Hospitalists Management of New Hampshire, Inc. No dba’s 42-1741589	NH (domicile) CT MA RI	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	100	NH 10/3/07 CT 1/7/08 MA 1/4/08 RI 7/24/09

31.	IPC Hospitalist Physicians of New Jersey, P.C. No dba’s 26-3832744	NJ (professional)	Adam Singer, MD, President & CEO Devra Shapiro, Treasurer & Secretary Fernando Sarria, Corporate Controller	Adam Singer, MD	Adam Singer, MD	100	NJ 12/11/08

32.	Hospitalists of North Carolina, Inc. 20-2436843	NC	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	100	NC 10/21/04

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
33.	InPatient Consultants of North Carolina, P.C. dba IPC of North Carolina, Inc. 20-1975148	NC (professional)	Adam Singer, MD, President, CEO & Secretary R. Jeffrey Taylor, Chief Operating Officer Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	Adam Singer, MD	100	NC 12/7/04

34.	InPatient Consultants of Ohio, Inc. dba IPC of Ohio, Inc. 26-1753368	OH	Adam Singer, MD, President & CEO, Secretary, Treasurer & CFO	Adam Singer, MD	Adam Singer, MD	100	OH 1/10/08

35.	Hospitalists of Ohio, Inc. No dba’s 26-1753241	OH	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	100	OH 1/10/08

36.	InPatient Consultants of Pennsylvania, P.C. dba IPC of Pennsylvania, Inc. 26-1753136	PA (professional)	Adam Singer, MD, President & CEO, Secretary, Treasurer & CFO	Adam Singer, MD	Adam Singer, M.D.	100	PA 1/8/08

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
37.	Hospitalists of Pennsylvania, Inc. No dba’s 26-1752887	PA	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	100	PA 1/8/08

38.	InPatient Consultants of South Carolina, P.C. No dba’s 26-0224520	SC (professional)	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD	Adam Singer, MD	1,000	SC 7/12/04

39.	Hospitalists of South Carolina, Inc. No dba’s 20-1217613	SC	Adam Singer, MD, President & CEO, Treasurer & CFO Devra Shapiro, Secretary Fernando Sarria, Corporate Controller	Adam Singer, MD	IPC The Hospitalist Company, Inc.	1,000	SC 5/11/04

40.	Hospitalists of Tennessee, Inc. No dba’s 20-4171280	TN	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	1,000	TN 1/17/06

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No.	True Name, Fictitious Name (“dba”) and FEIN	State of Domicile and Foreign Qualifications	Officers	Directors	Stockholders, Shareholders or Members (100% owner unless otherwise indicated)	Shares of Common Stock Issued	State and Date of Incorporation or Registration
41.	InPatient Consultants of Utah, Inc. dba IPC of Utah 20-2445465	UT	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	Adam Singer, MD R. Jeffrey Taylor Devra Shapiro	IPC The Hospitalist Company, Inc.	1,000	UT 8/31/04

42.	InPatient Consultants of Wyoming, LLC dba IPC of Wyoming, LLC 20-2853543	WY	Adam Singer, MD, President & CEO R. Jeffrey Taylor, Secretary & COO Devra Shapiro, Treasurer & CFO Fernando Sarria, Corporate Controller	N/A	IPC The Hospitalist Company, Inc., Sole Member		WY 4/25/05

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Schedule VI.(b) to Wells Fargo Security Agreement – Locations

IPC THE HOSPITALIST COMPANY, INC.

Location Address	Location	Lessor
100 Michigan St., NE, Grand Rapids, MI 49503	Grand Rapids, MI	Spectrum Health Hospitals

101W. Big Beaver Rd., Clinton Township, MI	St. Joe’s West-MI	St. Joseph Mercy Hospital

1030 Harrington Blvd., Ste 202B, Mt. Clemens, MI	Mt. Clemens, MI	Mt Clemens General Hospital

10540 Marty, Ste 100, Overland Park, KS 66212	Overland Park, KS	96-OP Prop, L.L.C.

10901 Granada Lane, Leawood, KS 66211	Leawood, KS	Michael J Bukaty & Maureen A Bukaty

111 Continental Drive, Ste 406, Newark, DE	Newark, DE	Atapco Christiana, Inc.

111 Emerson St, Denver, CO 80218	Denver, CO	Parkplace

119 Boone Ridge Dr., Ste 201, Johnson City, TN 37615	Johnson City, TN	Red G, LLC

1200 Riverplace, Ste 620, Jacksonville, FL 32207	Jacksonville	Parkway Properties LP

12125 Woodcrest Executive Dr., #220, St. Louis, MO	St. Louis, MO	BSP Golub

1400 So. Potomac, Suite 150, Aurora, CO 80012	Aurora, CO	HCA-HealthONE, LLC

14131 Midway Rd., Suite 620, Addison, TX 75001	Dallas, TX	AmeriVest Greenhill Park

15 Salt Creek Lane, Ste 111, Hinsdale, IL 60521	Chicago, IL	Cole Taylor Bank

1510 4th St. Ste 1, Berkeley, CA	Bay Area	HFP Partnership

1585 N. Barrington Rd., Ste 501, Hoffman Estates, IL 60169	Hoffman Estates, IL	Area, LLC

1601 Lancaster Dr, Ste 100, Grapevine, TX 76051	Grapevine, TX	Nathan Graves (North DFW Urology)

1619 Greenwood St, Ste 204/Pueblo, CO 81003	Denver, CO (Parkview)	Parkview Medical Center

1700 N. McMullen Booth Rd, Unit D-1, Clearwater, FL 33759	Clearwater, FL	Joyner Rentals, c/o Climinell Real Estate Svcs of FL, LLC

1840 Wealthy St SE MC 426, Grand Rapids, MI 49506	Grand Rapids, MI	Spectrum Health Hospitals

2000 Ogden Ave, Aurora, IL	Aurora, IL	Copley Memorial Hospital

2121 Ponce de Leon Blvd., Ste 300, Coral Gables, FL	SE Florida	2121 Ponce, LLP

2121 Ponce de Leon Blvd., Ste 500, Coral Gables, FL	SE Florida	2121 Ponce, LLP

2333 Biddle Ave. Rm 445, Wyandotte, MI 48192	Wyandotte, MI	Wyandotte Hospital & Med Ctr

23550 Haggerty Rd., Farmington Hills, MI 48335	Farmington Hills, MI	Continuum Geriatric Services PLLC

2400 S. Peoria St., Ste 100, Aurora, CO 80014	Aurora, CO	TC Aurora, LLC

2479 S. Clermont St., Denver, CO 80222	Denver, CO	Christian Living Community

2510 West Dunlap Ave., Ste 290, Phoenix, AZ 85021	Phoenix, AZ	Canyon Corporate Plaza Properties, LLC

2600 Genesys Prkwy, Ste 2600, Grand Blanc, MI 48439	Grand Blanc, MI	Genesys Regional Medical Center

3602 S. Cooper, Ste 100, Arlington, TX 76015	Arlington, TX	Dr. Rakesh Saini

3610 Central Ave., Ste 205, Riverside, CA 92506	Riverside, CA	BH Central, LLC

36115 Schoolcraft Road, Livonia MI 48150	Livonia, MI	Westwood Office Associates, LLC

365 Montauk Avenue, New London, CT 06320	New London, CT	Lawrence & Memorial Hospital

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3990 John R, #6927, Detroit, MI 48201	Detroit Medical Center	Harper-Hutzel Hospital

415 Ocean Ave, New London, CT 06320	New London, CT	Niall Duhig

4513 Executive Dr., 2nd Flr, Naples, FL 34119	Naples, FL	Vocatus Medical Mgmt Svcs

4545 Post Oak Pl, Stes 130 & 110, Houston, TX 77027	Houston, TX-Ste 130,135,110,104	Morrison Karsten Group

4605 Lankershim Blvd., Ste 208, No. Hollywood, CA 91602	Corp-Suite 208	VDA Property Company

4605 Lankershim Blvd., Ste 214, No. Hollywood, CA 91602	Corp-Suite 214	VDA Property Company

4605 Lankershim Blvd., Ste 220, No. Hollywood, CA 91602	Corp-Ste 220	VDA Property Company

4605 Lankershim Blvd., Ste 300, No. Hollywood, CA 91602	Corp-Ste 300	VDA Property Company

4605 Lankershim Blvd., Ste 400, No. Hollywood, CA 91602	Corp-Ste 400	VDA Property Company

4605 Lankershim Blvd., Ste 401, No. Hollywood, CA 91602	Corp- Ste 401	VDA Property Company

4605 Lankershim Blvd., Ste 408, No. Hollywood, CA 91602	Corp-Ste 408	VDA Property Company

4605 Lankershim Blvd., Ste 414, No. Hollywood, CA 91602	Corp-Ste 410,414,419-420, 601,609,617 & 618	VDA Property Company

4605 Lankershim Blvd., Ste 418, No. Hollywood, CA 91602	Corp-Ste 418	VDA Property Company

4605 Lankershim Blvd., Ste 421, No. Hollywood, CA 91602	Corp-Ste 421	VDA Property Company

4605 Lankershim Blvd., Ste 500, No. Hollywood, CA 91602	Corp-Suite 500	VDA Property Company

4605 Lankershim Blvd., Ste 510, No. Hollywood, CA 91602	Corp-Suite 510	VDA Property Company

4605 Lankershim Blvd., Ste 535, No. Hollywood, CA 91602	Corp-Suite 535	VDA Property Company

4605 Lankershim Blvd., Ste 540, No. Hollywood, CA 91602	Corp-Suite 540	VDA Property Company

4605 Lankershim Blvd., Ste 600, No. Hollywood, CA 91602	Corp-Ste 600	VDA Property Company

4605 Lankershim Blvd., Ste 614, No. Hollywood, CA 91602	Corp-Ste 614	VDA Property Company

4605 Lankershim Blvd., Ste 620, No. Hollywood, CA 91602	Corp-Ste 620	VDA Property Company

4605 Lankershim Blvd., Ste 806, No. Hollywood, CA 91602	Corp-Suite 806	VDA Property Company

4605 Lankershim Blvd., Ste 824, No. Hollywood, CA 91602	Corp-Suite 824	VDA Property Company

4605 Lankershim Blvd., Ste 830, No. Hollywood, CA 91602	Corp-Ste 830	VDA Property Company

4605 Lankershim Blvd., Ste 840, No. Hollywood, CA 91602	Corp-Ste 815 & 840	VDA Property Company

4967 Crooks, Suite 130, Troy, MI 48098	Michigan	Sevenous Group Partners

499 E. Hampden Ave., Ste 100, Englewood, CO 80113	Englewood, CO	MOB of Denver 4, LLC

5120 Highway 73, Evergreen, CO 80439	Evergreen, CO	Seniors’ Resource Center

55 Madison Ave, Suite 310, Morristown, NJ 07645	Morristown, NJ	55 Madison Avenue Associates, LLC

5500 E. Peakview Ave, Centennial, CO 80121	Centennial, CO	Christial Living Community

613 Elizabeth St., Ste 702, Corpus Christi, TX 78404	Corpus Christi	Christus Spohn Health System

6367 E. Tanque Verde Rd., #200, Tucson, AZ 85715	Tucson, AZ	West Valley Properties

6375 E, Tanque Verde Rd., #110, Tucson, AZ 85715	Tucson, AZ	West Valley Properties

657 Hemlock St, Ste 220, Macon, GA 31201	Macon, GA	Aida A. Othman

6624 Fannin, Ste 2335, Houston, TX	Houston, TX	St Luke’s Medical Tower

6857 W. Charleston Blvd., Las Vegas, NV	Las Vegas	Pine Development

7000 No. Mopac Expressway, Ste 2103, Austin, TX 78731	Austin, TX	RGN-Austin, LLC

7330 San Pedro, Ste 540, San Antonio, TX 78216	San Antonio, TX	A & B Properties, Inc.

819 Worcester St., Ste 3, Springfield, MA	Springfield, MA	Springfield Investment Group, LLC

850 E. Harvard Ave., Ste 305, Denver, CO 80210	Denver, CO	PorterCare Adventist Health System

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8606 Boulder Court, Tampa, FL 33615	Tampa, FL	Rocky Creek Retirement Properties, Inc.

90 Madison St., Ste 504, Denver, CO 80206	Denver, CO	Ariana 3, LLC

9151 N. Yarrow St, Westminster, CO 80021	Westminster, CO	Covenant Village of Colorado

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SCHEDULE VII.

INTELLECTUAL PROPERTY

(a)	IPC-The Hospitalist Company	2361351	6/27/2000	IPC The Hospitalist Company, Inc.

(b)	IPC-LINK	2303823	12/28/1999	IPC The Hospitalist Company, Inc.

(c)	IPC and design	3,448,918	6/17/08	IPC The Hospitalist Company, Inc.

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